Exhibit 99.18

Entity 68

UNIQUE LOGISTICS INTERNATIONAL

(VIETNAM) CO., LTD.

Audited reconciliation of financial statements to

Unites States Generally Accepted Accounting Principle

(US. GAAP)

for the year ended 31 December 2021

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

CONTENTS

Page(s)

REPORT OF DIRECTOR	1 – 2

INDEPENDENT AUDITORS’ REPORT	3 - 4

AUDITED RECONCILIATION OF FINANCIAL STATEMENTS

Statement of operation	5

Statement of other comprehensive income	6

Statement of owners’ equity	7

Balance sheets	8-9

Note to the financial statements	10-15

xxxvii

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

Director of Unique Logistics International (Vietnam) Co., Ltd. (“The Company”) has the pleasure in presenting this report and the Company’s audited reconciliation of financial statements to US. GAAP for the year ended 31 December 2021.

1.	General information

Unique Logistics International (Vietnam) Co., Ltd. is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No. 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

Operating duration of the Company is 20 years since 11 October 2010.

The Company’s head office

	- Address	: No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City
	- Telephone	: 028 3822 2352
	- Fax	: 028 3829 5440

The Company has a branch in Hanoi operated according to the first Registration Certificate No, 0310403753-001 on 24 June 2011 and the next amendments with the latest amendments registered on the fifth amendment on 03 August 2020 issued by the Planning and Investment Department of Hanoi City.

The branch office is located at Floor 5, Han Viet Building, 203 Minh Khai Street, Minh Khai Ward, Hai Ba Trung District, Ha Noi City.

According to the third amendment Investment Registration Certificate dated 28 October 2020, the principal activities of the Company are to provide forwarding services.

In 2021, the main activities of the Company are to provide forwarding services.

2.	The member of Member Council and Director

Members of Member Council and Director during the financial year and at the date of this report are:

Member Council

Full name	Nationality	Position
Mr. Lee, Patrick Man Bun	Canadian	Chairman
Mr. Tran Duy Hoa	Vietnamese	Member

Director

Full name		Position
Mr. Tran Duy Hoa		Director

Legal representative

The legal representative of the Company during the financial year and at the date of this report is

Mr. Tran Duy Hoa		Director

3.	Events since the balance sheet date

There have been no significant events occurring after the balance sheet date which would require adjustments or disclosures to be made in the financial statements.

1

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

4.	Auditors

AFC Vietnam Auditing Company Limited has been appointed to perform the audit for the year ended 31 December 2021.

5.	Publication of the financial statements

Director does hereby publish that the accompanying reconciliation of financial statements to US. GAAP which gives a true and fair view of the financial position of the Company as at 31 December 2021 and the results of its operations of the Company for the year then ended in accordance with the Unites States Generally Accepted Accounting Principle (US GAAP) and the statutory requirements relevant to preparation and presentation of the financial statements.

/s/ TRAN DUY HOA
TRAN DUY HOA
Director
Ho Chi Minh City, 28 February 2023

2

INDEPENDENT AUDITORS’ REPORT

To:	The members of Member Council and Director
Unique Logistics International (Vietnam) Co., Ltd.

We have audited the accompanying reconciliation of financial statements to US GAAP of Unique Logistics International (Vietnam) Co., Ltd. prepared on 28 February 2023 and set out from pages from 5 to 17, which comprise the balance sheet as at 31 December 2021, and the statement of operations for the year then ended and Note to the financial statements thereto.

Director’s Responsibility for the Financial Statements

Director is responsible for the preparation and fair presentation of these financial statements in accordance with the Unites States Generally Accepted Accounting Principle and comply with relevant statutory requirements to preparation and presentation of the financial statements and for such internal control as Director determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit, We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by Director, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for audit opinion.

Auditor’s opinion

In our opinion, the accompanying financial statements give a true and fair view, in all material respects, of the reconciliation of financial statements of Unique Logistics International (Vietnam) Co., Ltd. as at 31 December 2021 included balance sheets and statement of operations for the year then ended in accordance with the Unites States Generally Accepted Accounting Principles and the statutory requirements relevant to preparation and presentation of the financial statements.

Limitation

Without qualifying our above opinion, we would like to note that the financial statements are prepared for the purpose of internal management of Unique Logistics International (Vietnam) Co., Ltd. Therefore, this report may not be appropriate for any other purpose. Our audit report is only for Unique Logistics International (Vietnam) Co., Ltd. and its partners. It is not available to any other parties than Unique Logistics International (Vietnam) Co., Ltd.

Ho Chi Minh City Head Office ● Tel: +84 28 2220 0237 ● Fax: +84 28 2220 0265 ● Email: pkf.afchcm@pkf.afcvietnam.vn

2/F Indochina Park Tower ● No. 4 Nguyen Dinh Chieu Street ● Dakao Ward ● District 1 ● Ho Chi Minh City ● Vietnam ● Website: www.pkf afcvietnam.vn

PKF - AFC Vietnam Auditing Co., Ltd is a member firm of the PKF International Limited family of legally independent firms and does not accept any responsibility or liability for the actions of nations of any individual member or correspondent firm or firms

3

INDEPENDENT AUDITORS’ REPORT

(Cont.)

Other matters

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of its tax finalization for the financial year-ended 31 December 2021 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System relating to preparation and presentation of the financial statements. These financial statements have been audited by another Auditor.

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of internal management for the financial year ended 31 December 2021 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System (VAS) relating to preparation and presentation of the financial statements dated 15 March 2022.

/s/ PHAM THI NGOC LIEN	/s/ NGUYEN NGOC ANH TRUC
PHAM THI NGOC LIEN	NGUYEN NGOC ANH TRUC
Deputy General Director	Auditor
Audit Practicing Registration Certificate	Audit Practicing Registration Certificate
No. 1180-2023-009-1	No, 5517-2021-009-1
AFC VIETNAM AUDITING COMPANY LIMITED
Ho Chi Minh City,28 February 2023

4

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

STATEMENT OF OPERATIONS

For the financial year ended 31 December 2021

	2021 USD	2020 USD
Net service sales	59,590,002.65	30,858,740.07
Total net sales	59,590,002.65	30,858,740.07

Cost of service sales	46,655,463.05	27,688,906.80
Total cost of sales	46,655,463.05	27,688,906.80

Gross profit/(loss)	12,934,539.60	3,169,833.27

Selling, general and administrative expenses	3,273,450.25	1,083,749.18
Income from operations	9,661,089.35	2,086,084.09

Interest and others, net	(435,956.08)	(200,637.64)
Income before income taxes	9,225,133.27	1,885,446.45

Income tax expense	1,855,355.43	397,943.59
Net income	7,369,797.84	1,487,502.86

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 28 February 2023

5

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

STATEMENT OF OTHER COMPREHENSIVE INCOME

For the financial year ended 31 December 2021

	2021 USD	2020 USD
Net income	7,369,797.84	1,487,502.86

Foreign currency translation, net of taxes:
Gain (loss) on foreign currency translation and effective portion of hedges	218,189.66	47,033.61

Total comprehensive income, net of taxes	7,587,987.50	1,534,536.47

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 28 February 2023

6

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

STATEMENT OF OWNER’S EQUITY

As at 31 December 2021

	Owner’s equity	Contributed equity	Rate	Retained earnings	Accumulated	Total
	USD	USD	%	USD	USD	USD
As at 01/01/2020	160,650.00			996,252.97	-	1,156,902.97
In which: Unique Logistics Holding Limited		109,242.00	68%
Tran Duy Hoa		51,408.00	32%
Profit in year	-			1,487,502.86	47,033.61	1,534,536.47
Distributing in year	-			(583,845.18)	-	(583,845.18)
As at 31/12/2020	160,650.00			1,899,910.65	47,033.61	2,107,594.26

As at 01/01/2021	160,650.00			1,899,910.65	47,033.61	2,107,594.26
In which: Unique Logistics Holding Limited		109,242.00	68%
Tran Duy Hoa		51,408.00	32%
Profit in year	-			7,369,797.84	218.189.66	7,587,987.50
Distributing in year	-			(1,997,398.61)	-	(1,997,398.61)
As at 31/12/2021	160,650.00			7,272,309.88	265,223.27	7,698,183.15

/s/ LE THI NGOC Al	/s/ LE THI NGOC Al	TRAN DUY HOA
LE THI NGOC Al	LE THI NGOC Al	Director
Preparer	Chief Accountant	Ho Chi Minh City, 28 February 2023

7

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2021

	Reported USD	Increase/ (Decrease) USD	US. GAAP USD
CURRENT ASSETS	21,010,354.29	12,496.45	21,022,850.74
Cash and cash equivalents	1,399,900.98	-	1,399,900.98
Current trade receivables	16,844,141.51	2,733,397.75	19,577,539.26
Other current receivables	2,733,838.28	(2,730,240.13)	3,598.15
Current advances to supplies	18,982.65	(18,982.65)	-
Work in progress	2,803.50	-	2,803.50
Other current assets	3,157.62	(3,157.62)	-
Current prepaid expenses	7,529.75	31,479.10	39,008.85

NON-CURRENT ASSETS	75,683.40	(12,496.45)	63,186.95
Other non-current receivables	61,215.25	-	61,215.25
Tangible fixed assets	1,971.70	-	1,971.70
Non-current prepaid expenses	12,496.45	(12,496.45)	-
TOTAL ASSETS	21,086,037.69	0.00	21,086,037.69

LIABILITIES	13,387,854.54	0.00	13,387,854.54
Current liabilities	13,282,389.02	0.00	13,282,389.02
Current account payables (Obligation in Operating cycles)	8,851,031.28	4,095,159.50	12,946,190.78
Current advance from customers	5,588.21	(5,588.21)	-
Taxes and obligation payable to the State	2,176,153.26	(2,176,153.26)	-
Payable to employees	1,582,563.59	(1,582,563.59)
Current accrued expenses	330,854.44	(330,854.44)
Current loan and finance lease	336,198.24	-	336,198.24

Long-term liabilities	105,465.52	-	105,465.52
Non-current obligation in Operating cycles	5,465.52	»	5,465.52
Non-current loans and finance lease	100,000.00		100,000.00

OWNER’S EQUITY	7,698,183.15	-	7,698,183.15
Owners’ invested equity	145,677.93	14,972.07	160,650.00
Retained earnings	7,552,505.22	(14,972.07)	7,537,533.15
TOTALRESOURCES	21,086,037.69	0.00	21,086,037.69

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 28 February 2023

8

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2020

	Reported USD	Increase/ (Decrease) USD	US GAAP USD
CURRENT ASSETS	8,152,603.09	12,784.57	8,165,387.66
Cash and cash equivalents	516,501.72	-	516,501.72
Current account receivables	7,623,365.54	-	7,623,365.54
Other current receivables	-	1,239.87	1,239.87
Current advances to supplies	30.35	(30.35)	-
Other current assets	1,239.87	(1,239.87)	-
Current prepaid expenses	11,465.61	12,814.92	24,280.53

NON-CURRENT ASSETS	49,344.55	(12,784.57)	36,559.98
Other non-current receivables	36,559.98	-	36,559.98
Non-current prepaid expenses	12,784.57	(12,784.57)	-
TOTAL ASSETS	8,201,947.64	-	8,201,947.64

LIABILITIES	6,016,328.85	78,024.53	6,094,353.38
Current liabilities	5,913,761.84	78,024.52	5,991,786.36
Current account payables (Obligation in Operating cycles)	2,804,022.60	1,674,284.99	4,478,307.59
Current advance from customers	3,032.95	(3,032.95)
Taxes and obligation payable to the State	624,198.10	(624,198.10)	-
Payable to employees	222,548.16	(222,548.16)	-
Current accrued expenses	98,599.98	(98,599.98)	-
Other current liability	1,023,630.33	(647,881.28)	375,749.05
Current loan and finance lease	1,137,729.72	-	1,137,729.72

Non-current liabilities	102,567.01	0.01	102,567.02
Non-current obligation in Operating cycles	-	2,502.32	2,502.32
Non-current accrued expenses	2,416.05	(2,416.05)	-
Other non-current liabilities	86.26	(86.26)	-
Non-current loans and finance lease	100,064.70	-	100,064.70

OWNER’S EQUITY	2,185,618.79	(78,024.53)	2,107,594.26
Owners’ invested equity	143,754.06	16,895.94	160,650.00
Retained earnings	2,041,864.73	(94,920.47)	1,946,944.26
TOTAL RESOURCES	8,201,947.64	0.00	8,201,947.64

There notes form an integral part of and should be read in conjunction with the accompanying financial statements.

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 28 February 2023

9

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

1.	BUSINESS HIGHLIGHT

1.1	Ownership structure

Unique Logistics International (Vietnam) Co., Ltd. (“the Company”) is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No. 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

1.2	Scope of business activities

The scope of business activities is to provide forwarding services.

1.3	The principal activities

According to the third amendment Investment Registration Certificate dated 28 October 2020, the Company’s principal activities are to provide forwarding services.

In 2021, the main activities of the Company are to provide forwarding services.

1.4	Normal business cycle

The normal business cycle of the Company is not exceeding 12 months.

1.5	Statement of comparative presentation of Information in the financial statements

The figures are presented in the financial statements for the financial year ended 31 December 2021 compared with the corresponding figures of previous year.

1.6	The number of employees

The number of the Company’s employees as at 31 December 2021 was 77 (as at 31 December 2020 the number of employees was 53).

2.	FINANCIAL YEAR, ACCOUNTING CURRENCY ACCOUNTING

2.1	Financial year

The Company’s financial year starts from 01 January and ends at 31 December annual.

2.2	Accounting currency

The Company maintains its accounting records in Viet Nam Dong (“VND’’).

3.	ACCOUNTING STANDARDS AND SYSTEM

As at 31 December 2021 and for the financial year ended 31 December 2021 (audited)

The reconciliation of the audited financial statements to Unites States generally accepted accounting principles (U.S. GAAP) as at 31 December 2021 and for the financial year ended 31 December 2021, has been prepared following the same accounting policies and methods of computation as the reconciliation of the financial statements to U.S. GAAP for the year ended 31 December 2020. The disclosures provided below are incremental to those included with the annual financial statements and the reconciliation of those financial statements to U.S. GAAP.

10

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

The reconciliation of the audited financial statements to U.S. GAAP should be read in conjunction with the financial statements and the reconciliation of the financial statements to U.S. GAAP for the year ended 31 December 2021.

The significant differences between Vietnamese Accounting Standards and Vietnamese Accounting Systems as they apply to Unique Logistics International (Vietnam) Co., Ltd. are as follows:

a.	According to ASC 606 Revenue from Contracts with Customers, revenue is recognised when control of the promised good and service is transfers to the Company’s customers. In an amount that reflects the consideration, the Company expects to receive in exchange of service. The Company recognizes revenue upon meeting each performance obligations based on the allocated amount of the total consideration of the contract to each specific performance obligations.

According to VAS 14 Revenue and other income, the revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done on the basis of the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

●	Revenue can be measured reliably;
●	It is possible to obtain economic benefits from the service provision transaction;
●	The work volume finished on the date of making the accounting balance sheet can be determined;
●	The costs incurred from the service provision transaction and the costs of its completion can be determined.

There is no any difference relating to the revenue recognition policies between US, GAAP and VAS. Therefore, no need to make any adjustment with the Company’s revenue.

b.	In 2021, the Company recognized an additional bonus expense for sales staff in 2020 with the amount of USD 80,230.70. The adjustment to increase expenses in 2020 does not reduce the CIT expense in 2020 because this expense is an expense that is not deductible when calculating CIT. It makes profit after tax in 2020 decrease USD 80,230.70. Under US. GAAP, any error in the financial statement statements of 2020 discovered after the financial statements are issued or available to be issued in 2021 shall be reported as an error correction by restating the financial year 2020.

c.	Under US. GAAP, prepaid expenses include insurance, interest, rents, taxes, unused royalties, current paid advertising service not yet received, operating supplies and paid in advance. Current advances to suppliers in VAS classified as current prepaid expenses.

d.	Under US. GAAP, other assets include: cash and claims to cash that are restricted as to withdrawal or use for other than current operations, as designated for expenditure in the acquisition or construction of noncurrent assets, or are segregated for the liquidation of long-term debts; investments in securities or advances that have been made for the purpose of control, affiliation, or other continuing business advantage; receivables arising from unusual transactions that are not expected to be collected with in 12 months; cash surrender value of life insurance policies; land and other natural resources; depreciable assets... VAT deductibles, which classified as other current assets in VAS, classified as other current receivables.

e.	Under US. GAAP, prepaid expenses are not current assets in the sense that they will be converted into cash but in the sense that, if not paid in advance, they would require the use of current assets during operating cycle. Non-current prepaid expenses in VAS classified as current prepaid expenses.

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UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

f.	Under US. GAAP, obligations in the operating cycle include: payables incurred in the acquisition of materials and supplies to be used in the production of good or in providing services to be offered for sales; collection received in advance of the delivery of goods or performance of service; debts that arise from operation directly related to the operating cycles, such as accrual for wage, salaries, commission, rentals, royalties, and income and other taxes. Current advance from customers, Statutory obligations, payables to employees, current/ non-current accrued expenses, payables due to paying on behalf in VAS classified as Obligation in the operating cycle.

g.	According to Note 2.2, the Company maintains its accounting records in Viet Nam Dong. Financial statements prepared in VND are translated to USD for publishing with relating parties under bellowing principles:

-	For all items which is reclassifying as assets, the buying exchange at 31 December 2021 of HSBC Bank (Vietnam) Ltd. - Ho Chi Minh City branch shall be used with the amount VND 22,700/ USD;

-	For ail items which is reclassifying as assets, the buying exchange at 31 December 2021 of HSBC Bank (Vietnam) Ltd. - Ho Chi Minh City branch shall be used with the amount VND 22,880/ USD;

-	For owner’s equity which is contributed by owners, the exchange rate at the investment date shall be used;

-	For all items in Statement of Operations, the approximate exchange rate in 2021 shall be used.

Translation adjustment result from the process of translating that entity’s financial statements into the reporting currency. Translation adjustments shall not be included in determining net income but shall be reported in other comprehensive income.

4.	OTHER INFORMATION

4.1	Transactions and balances with key management members, the individuals involved with key management members

The key management members include members of the Member Council and Director. Individuals associated with key management members are close members in the family of key management members.

Transactions with key management members, the individuals involved with key management members

The Company has other transactions with key management member and individuals related to key management members as below

	Year 2021	Year 2020
	USD	USD

Mr. Tran Duy Hoa
Dividend	615,064.87	187,906.95

Liabilities to key management members and individuals related to key management members

12

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

Liabilities to key management members and individuals related to key management members are as following:

	31/12/2021	31/12/2020
	USD	USD

Mr. Tran Duy Hoa
Other payable - Dividend	-	76,569.46
Non-current loans	32,000.00	32,020.70

The remuneration of the Member Council and Director

	Year 2021	Year 2020
	USD	USD

Income	55,463.50	62,269.53
	55,463.50	62,269.53

4.2	Significant transactions with related parties during the year

The transactions with related parties are as follows:

		Year 2021	Year 2020
Related parties	Transaction	USD	USD

Green Trident Logistics (Hangzhou) Ltd.	Providing services	123.12	57.34

PT. Unique Logistics International Indonesia	Providing services	1,491.24	-
	Purchasing services	50.81	73.59

Shenzhen Unique Logistics International Limited	Providing services	2,503.81	1,353.32
	Purchasing services	15,831.59	11,795.48

TGF Unique Limited	Providing services	788.85	-
	Purchasing services	509.19	2,646.58

ULI (North & East China) Co., Ltd.	Providing services	175,795.35	5,565.88
	Purchasing services	260,146.78	17,475.91

ULI (South China) Limited	Providing services	52.77	-
	Purchasing services	5,560.69	3,465.07

ULI International Company Limited	Providing services	2,284.99	994.59
	Purchasing services	44.05	55.94
	Paying on behalf		106,074.93

Unique Freight Solutions (Thailand) Co., Ltd.	Purchasing services	2,215.15	1,539.53

Unique International Logistics (M) Sdn. Bhd.	Providing services	-	6,783.82
	Purchasing services	2,817.11	3,319.12
	Paying on behalf		180.45

Unique Logistics (Korea) Co., Ltd.	Providing services	49,960.25	44,427.33
	Purchasing services	8,518.70	3,423.46

Unique Logistics Holdings Limited	Providing services	1,049.25	-
	Purchasing services	120,800.65	83,441.35
	Corporation fee	497,803.84	-
	Other paying	12,420.36	47,086.50
	Dividend	1,307,012.84	563,720.84

Unique Logistics International (ATL), LLC	Providing services	-	14,303.56

Unique Logistics International (BOS), Inc,	Providing services	5,273.81	24,003.09
	Purchasing services	-	1,054.35

13

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

		Year 2021	Year 2020
Related parties	Transaction	USD	USD

Unique Logistics International (H.K.) Limited	Providing services	13,002.90	4,101.53
	Purchasing services	10,166.44	24,053.66
	Receiving on behalf	-	13,888,938.09
	Paying on behalf	342,460.58	15,375,733.49

Unique Logistics International (India) Private Limited	Providing services	-	7,889.03
	Purchasing services	626.16	15,377.46

Unique Logistics International (LAX) Inc.	Providing services	-	9,517.58
	Purchasing services	-	5,463.01

Unique Logistics International (NYC), LLC	Providing services	36,109,020.83	21,404,823.36
	Purchasing services	6,242,075.21	2,071,677,27

Unique Logistics International (Shanghai), Co., Ltd.	Providing services	-	64.89

Unique Logistics International (SIN) Pte. Ltd.	Providing services	1,728.86	1,136.22
	Purchasing services	36,595.82	23,806.99

Unique Logistics International (South China) Limited	Providing services	34.93	81.97
	Purchasing services	147.12	45.19

Uniquorn international Logistics(Shenzhen) Co., Ltd.	Providing services	654.86	-
	Purchasing services	10,481.23	3,802.52

Liability balances with related parties

The balances of receivable/ (payable) with the related parties are as follows:

		31/12/2021	31/12/2020
Related parties		USD	USD

Green Trident Logistics (Hangzhou) Ltd.	Account receivables	54.25	8.99

PT. Unique Logistics International Indonesia	Account receivables	1,476.48	-
	Obligation in Operating cycles	(26.05)	(78,53)

Shenzhen Unique Logistics international Limited	Obligation in Operating cycles	(1,849.42)	(977.10)

TGF Unique Limited	Account receivables	796.98	-
	Obligation in Operating cycles	(510.39)	(2,646.12)

ULI (North & East China) Company Limited	Account receivables	24,861.50	2,608.14
	Obligation in Operating cycles	(87,464.28)	(8,855.20)

ULI (South China) Limited	Obligation in Operating cycles	(542.40)	-

ULI International Company Limited	Account receivables	25.79	6.23
	Obligation in Operating cycles	-	(5.01)

	Account receivables	-	113.57

14

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTE TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

		31/12/2021	31/12/2020
Related parties		USD	USD

Unique International Logistics (M) Sdn. Bhd.	Obligation in Operating cycles	(2,058.29)	(626.79)

Unique Logistics (Korea) Co., Ltd.	Account receivables	2,292.65	7,391.92
	Obligation in Operating cycles	(3,043.55)	(118.99)

Unique Logistics Holdings Limited	Obligation in Operating cycles	(110,393.10)	(34,881.16)
	Other current payables	-	(273,127.89)
	Long-term loans	(68,000.00)	(68,043.99)

Unique Freight Solutions (Thailand) Co., Ltd.	Obligation in Operating cycles	(1,183.92)	-

Unique Logistics International (BOS), Inc.	Account receivables	2,485.46	-

Unique Logistics International (H.K.) Limited	Obligation in Operating cycles	2,733,578.07	408.18
	Account receivables	(11,278.60)	(670,662.55)

Unique Logistics International (India) Private Limited	Account receivables	-	1,324.82
	Obligation in Operating cycles	-	(44.06)

Unique Logistics International (NYC), LLC	Account receivables	14,782,381.95	7,051,675.12
	Obligation in Operating cycles	(3,779,400.44)	(2,336.03)

Unique Logistics International (SIN) Pte. Ltd.	Account receivables		258.68
	Obligation in Operating cycles	(36,259.04)	(7,627.24)

Unique Logistics International (South China) Limited	Account receivables	8.44	-
	Obligation in Operating cycles	(9.97)	(5.02)

Uniquorn International Logistics (Shenzhen) Co., Ltd.	Account receivables	100.70	-
	Obligation in Operating cycles	(2,120.94)	(1,148.65)

4.3	Other information

Unique Logistics International (Vietnam) Co., Ltd. has prepared other financial statements for the purpose of its tax finalization for the year ended 31 December 2021 in accordance with Vietnamese Accounting Standards, Vietnamese Accounting System and statutory requirement relevant to preparation and presentation of the financial statements.

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of internal management for the financial year ended 31 December 2021 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System relating to preparation and presentation of the financial statements dated 15 March 2022.

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI Preparer	LE THI NGOC AI Chief Accountant	TRAN DUY HOA Director

Ho Chi Minh City, 28 February 2023

15

UNIQUE LOGISTICS INTERNATIONAL

(VIETNAM) CO., LTD.

Audited financial statements

for the year ended 31 December 2021

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

CONTENTS	Page(s)

REPORT OF DIRECTOR	1-2
INDEPENDENT AUDITORS’ REPORT	3-4
AUDITED FINANCIAL STATEMENTS
Balance sheet	5-7
Income statement	8
Cash flow statement	9
Notes to the financial statements	10-26

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

Director of Unique Logistics International (Vietnam) Co., Ltd. (“The Company”) has the pleasure in presenting this report and the Company’s audited financial statements for the year ended 31 December 2021.

1.	General information

Unique Logistics International (Vietnam) Co., Ltd. is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No, 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4th amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

Operating duration of the Company is 20 years since 11 October 2010

The Company’s head office

- Address : No, 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City
- Telephone: 028 3822 2352
- Fax: 028 3829 5440

The Company has a branch in Hanoi operated according to the first Registration Certificate No. 0310403753-001 on 24 June 2011 and the next amendments with the latest amendments registered on the 5tb amendment on 03 August 2020 issued by the Planning and Investment Department of Hanoi City.

The branch office is located at Floor 5, Han Viet Building, 203 Minh Khai Street, Minh Khai Ward, Hai Ba Trung District, Ha Noi City.

According to the first Investment Registration Certificate dated 11 October 2010, the principal activities of the Company are to provide forwarding services

In 2021, the main activities of the Company are to provide forwarding services.

2.	The member of Member Council and Director

Members of Member Council and Director during the financial year and at the date of this report are:

Member Council

Full name	Nationality	Position
Mr, Lee, Patrick Man Bun	Canadian	Chairman
Mr, Tran Duy Hoa	Vietnamese	Member

Director

Full name		Position
Mr, Tran Duy Hoa		Director

Legal representative

The legal representative of the Company during the financial year and at the date of this report is

Mr. Tran Duy Hoa	Director

3.	The Company’s financial position and operating results

The Company’s financial position as at 31 December 2021 and its operating results for the year then ended are reflected in the accompanying financial statements.

1

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No. 181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

REPORT OF DIRECTOR

4.	Events since the balance sheet date

There have been no significant events occurring after the balance sheet date which would require adjustments or disclosures to be made in the financial statements.

5.	Auditors

AFC Vietnam Auditing Company Limited has been appointed to perform the audit for the year ended 31 December 2021.

6.	Director’s statement of responsibility in respect of the financial statements

Director is responsible for the financial statements for the year ended 31 December 2021 which give a true and fair view of the state of affair of the Company and of its results and cash flows for the year then ended. In preparing these financial statements, Director is required to:

-	Select suitable accounting policies and then apply them consistently;
-	Make judgments and estimates that are reasonable and prudent;
-	State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;
-	Prepare the financial statements on the going concern basic unless it is inappropriate to presume that the Company will continue in business; and
-	Design, implement and maintain the Company’s internal control for prevention and detection of fraud and error,

Director is responsible for ensuring that the proper accounting records are kept, which disclose, with reasonable accuracy at any time, the financial position of the Company and to ensure that the accounting records comply with the applied accounting system. It is also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Director confirmed that the Company has complied with the above requirements in preparing the financial statements.

7.	Publication of the financial statements

Director does hereby publish that the accompanying financial statements which give a true and fair view of the financial position of the Company as at 31 December 2021 and the results of its operations and cash flows of the Company for the year then ended in accordance with the Vietnamese Accounting Standards, Vietnamese Accounting System and the statutory requirements relevant to preparation and presentation of the financial statements.

/s/ TRAN DUY HOA
TRAN DUY HOA
Director
Ho Chi Minh City, 15 March 2022

2

INDEPENDENT AUDITORS’ REPORT

To:	The members of Member Council and Director
Unique Logistics International (Vietnam) Co., Ltd.

We have audited the accompanying financial statements of Unique Logistics International (Vietnam) Co., Ltd. prepared on 15 March 2022 and set out from pages from 5 to 26, which comprise the balance sheet as at 31 December 2021, and the income statement, cash flow statement for the year then ended and notes to the financial statements thereto.

Director’s Responsibility for the Financial Statements

Director is responsible for the preparation and fair presentation of these financial statements in accordance with the Vietnamese Accounting Standards and Vietnamese Accounting System and comply with relevant statutory requirements to preparation and presentation of the financial statements and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit, We conducted our audit in accordance with Vietnamese Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by Director, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for audit opinion.

Auditor’s opinion

In our opinion, the accompanying financial statements give a true and fair view, in all material respects, of the financial position of Unique Logistics International (Vietnam) Co., Ltd. as at 31 December 2021 and of the results of its operations and its cash flows for the year then ended in accordance with the Vietnamese Accounting Standards and Vietnamese Enterprise Accounting System and the statutory requirements relevant to preparation and presentation of the financial statements.

Ho Chi Mihn City Head Office ● Tel: +84 28 2220 0237 ● Fax: +84 28 2220 0265 ● Email: pkf.afchcm@pkf.afcvietnam.vn

2/F Indochina Park Tower ● No. 4 Nguyen Dinh Chieu Street ● Dakao Ward ● District 1 ● Ho Chi Mihn City ● Vietnam ● Website: www.pkf.afcvietnam.vn

PKF - AFC Vietnam Auditing Co., Ltd. is a member firm of the PKF Intenational Limited family of legally independent firms and does not accept any responsibility or liability for the actions or inactions of any individual member or correspondent firm or firms.

3

INDEPENDENT AUDITORS’ REPORT

Limitation

Without qualifying our above opinion, we would like to note that the financial statements are prepared for the purpose of internal management of Unique Logistics International (Vietnam) Co., Ltd. Therefore, this report may not be appropriate for any other purpose. Our audit report is only for Unique Logistics International (Vietnam) Co., Ltd. and its partners. It is not available to any other parties than Unique Logistics International (Vietnam) Co., Ltd.

Other matters

Unique Logistics International (Vietnam) Co., Ltd, has prepared other financial statements for the purpose of its tax finalization for the fiscal year-ended 31 December 2021 in accordance with Vietnamese Accounting Standards and Vietnamese Accounting System relating to preparation and presentation of the financial statements. These financial statements have been audited by another

/s/ DANG THI MY VAN	/s/ NGUYEN NGOC ANH TRUC
DANG THI MY VAN	NGUYEN NGOC ANH TRUC
General Director	Auditor
Audit Practicing Registration Certificate	Audit Practicing Registration Certificate
No, 0173-2018-009-1	No, 5517-2021-009-1
AFC VIETNAM AUDITING COMPANY LIMITED
Ho Chi Minh City, 15 March 2022

4

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2021

	Code	Note	31/12/2021 VND	01/01/2021 VND
ASSETS
CURRENT ASSETS	100		476,935,042,265	187,550,634,267
Cash and cash equivalents	110	5.1	31,777,752,243	11,882,122,081
Cash	111		31,777,752,243	11,882,122,081
Cash equivalents	112		-	-
Short-term investments	120		-	-
Short-term receivables	130		444,851,047,249	175,376,222,424
Short-term trade receivables	131	5.2	382,362,012,234	175,375,524,324
Short-term advances to suppliers	132		430,906,090	698,100
Short-term borrowings receivables	135		-	-
Other short-term receivables	136	5.3.1	62,058,128,925	-
Inventories	140		63,639,350	-
Other current assets	150		242,603,423	292,289,762
Short-term prepaid expenses	151	5.4.1	170,925,421	263,766,461
Value added tax deductibles	152		71,678,002	28,523,301
Taxes and other receivable from State	153		-	-
Other current assets	155		-	-
ASSETS
NON-CURRENT ASSETS	200		1,718,013,140	1,135,171,349
Long-term receivables	210		1,389,586,250	841,062,250
Long-term trade receivables	211		-	-
Long-term advances to suppliers	212		-	-
Other long-term receivables	216	5.3.2	1,389,586,250	841,062,250
Provision for doubtful LT receivables	219		-	-
Fixed assets	220		44,757,576	-
Tangible fixed assets	221	5.5	44,757,576	-
Cost	222		46,036,364	-
Accumulated depreciation	223		(1,278,788)	-
Finance leasehold assets	224		-	-
Intangible fixed assets	227		-	-
Cost	228	5.6	136,500,000	136,500,000
Accumulated amortisation	229		(136,500,000)	(136,500,000)
Investment Property	230		-	-
Long-term assets in progress	240		-	-
Long-term financial investments	250		-	-
Other long-term assets	260		283,669,314	294,109,099
Long-term prepaid expenses	261	5.4.2	283,669,314	294,109,099
Long-term tools, supplies and spare parts	263
Other long-term assets	268
TOTAL ASSETS	270		478,653,055,405	188,685,805,616

5

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Biert Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2021

	Code	Note	31/12/2021 VND	01/01/2021 VND
RESOURCES LIABILITIES	300		306,314,111,470	139,488,584,515
Current liabilities	310		303,901,060,293	137,110,568,338
Short-term trade payables	311	5.7	202,511,595,407	65,011,263,868
Short-term advance from customers	312		127,858,093	70,318,986
Statutory obligations	313	5.8	49,790,386,556	14,472,032,927
Payable to employees	314	5.9	36,209,054,841	5,159,779,101
Short-term accrued expenses	315	5.10.1	7,569,949,621	2,286,040,604
Short-term unrealised revenues	318		-	-
Other short-term payables	319	5.11	-	23,732,869,307
Short-term loan and finance lease	320	5.12.1	7,692,215,775	26,378,263,545
Short-term provision	321		-	-
Government bonds trading	324		-	-
Long-term liabilities	330		2,413,051,177	2,378,016,177
Long-term trade payables	331		-	-
Long-term advance from customers	332		-	-
Long-term accrued expenses	333	5.10.2	125,051,177	56,016,177
Long-term internal payables	335		-	-
Long-term unearned revenues	336		-	-
Other long-term liabilities	337		-	2,000,000
Long-term loans and finance lease	338	5.12.2	2,288,000,000	2,320,000,000
Convertible bonds	339		-	-
Preferred shares	340		-	-
Deferred tax liabilities	341		-	-
Long-term provisions	342

6

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

181 Dien Biert Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

BALANCE SHEET

As at 31 December 2021

	Code		Note	31/12/2021 VND	01/01/2021 VND
RESOURCES
OWNER’S EQUITY	400			172,338,943,935	49,197,221,101
Capital	410		5.13	172,338,943,935	49,197,221,101
Owners’ invested equity	411			3,320,000,000	3,320,000,000
Surplus of stock capital	412			-	-
Convertible bonds option	413			-	-
Other owners’ capital	414			-	-
Treasury shares	415			-	-
Asset revaluation reserve	416			-	-
Foreign exchange differences reserve	417			-	-
Investment and development fund	418			-	-
Enterprise re-organisation support fund	419			-	-
Other funds belonging to owners’ equity	420			-	-
Retained earnings	421			169,018,943,935	45,877,221,101
Accumulated retained earnings of previous year	421	a			9,535,589,533
Retained earnings of this year	421	b		169,018,943,935	36,341,631,568
Fund for capital expenditure	422			-	-
Other capital, funds	430			-	-
Subsidized funds	431			-	-
Fund for fixed assets in use	432			-	-
TOTAL RESOURCES	440			478,653,055,405	188,685,805,616

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 March 2022

7

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

INCOME STATEMENT

For tho year ended 31 December 2021

	Code	Note	2021 VND	2020 VND
Gross sales of merchandise and services	01		1,366,637,120,825	715,336,453,476
Less deduction	02		-	-
Net sales	10	6.1	1,366,637,120,825	715,336,453,476
Cost of sales	11	6.2	1,069,996,389,548	641,856,548,634
Gross profit/(loss)	20		296,640,731,277	73,479,904,842
Financial income	21	6.3	1,434,179,409	431,539,419
Financial expenses	22	6.4	11,404,646,015	5,177,932,322
In which: Interest expenses	23		325,302,218	700,477,594
Selling expenses	24	6.5	5,902,711,983	6,875,148,195
General and administrative expenses	25	6.6	69,170,596,082	16,387,413,621
Operating profit/(loss)	30		211,596,956,606	45,470,950,123
Other income	31		72,447,334	149,726,799
Other expenses	32		100,197,356	54,315,015
Other profit/(loss)	40		(27,750,022)	95,411,784
Profit/(loss) before tax	50		211,569,206,584	45,566,361,907
Current corporate income tax expense	51	6.7	42,550,262,649	9,224,730,339
Deferred corporate income tax expense	52		-	-
Net profit/(loss) after tax	60		169,018,943,935	36,341,631,568

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 March 2022

8

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

CASH FLOW STATEMENT

(Indirect method)

For the year ended 31 December 2021

	Code	2021 VND	2020 VND
CASH FLOW FROM OPERATING ACTIVITIES
Net profit before tax	01	211,569,206,584	45,566,361,907
Adjustments for:
Depreciation and amortisation	02	1,278,788	-
Provisions	03	-	-
(Gains)/losses from foreign exchange difference on revaluation of monetary items	04	952,451,471	681,623,602
(Profits)/losses from investing activities	05	(15,910,433)	(7,294,907)
Interest expense	06	325,302,218	700,477,594
Operating income before changes in working capital	08	212,832,328,628	46,941,168,196
(lncrease)/decrease in receivables	09	(272,998,198,064)	(132,444,974,353)
(lncrease)/decrease in inventories	10	(63,639,350)	-
lncrease/(decrease) in payables	11	156,651,021,114	73,532,670,896
(lncrease)/decrease in prepaid expenses	12	103,280,825	(267,873,076)
Interest paid	14	(160,274,701)	(595,863,733)
Corporate income tax paid	15	(7,313,639,385)	(1,041,312,544)
Other cash inflow from operating activitives	16	-	-
Other cash outflow from operating activitives	17	-	-
Net cash flow from operating activities	20	89,050,879,067	(13,876,184,614)
CASH FLOW FROM INVESTING ACTIVITIES
Purchase of fixed assets and other long term assets	21	(46,036,364)	-
Interest and dividends received	27	15,910,433	7,294,907
Net cash flow from investing activities	30	(30,125,931)	7,294,907
CASH FLOW FROM FINANCIAL ACTIVITIES
Proceeds from borrowings	33	7,692,215,775	42,908,623,023
Repayments of borrowings	34	(26,378,263,545)	(16,530,359,478)
Dividends paid	36	(52,188,663,081)	(9,315,750,776)
Net cash flow from financing activities	40	(70,874,710,851)	17,062,512,769
Net increase/decrease in cash	50	18,146,042,285	3,193,623,062
Cash and cash equivalents at beginning of year	60	11,882,122,081	7,531,456,662
Impact of exchange rate fluctuation	61	1,749,587,877	1,157,042,357
Cash and cash equivalents at the end of year	70	31,777,752,243	11,882,122,081

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 March 2022

There notes form an integral part of and should be read in conjunction with the accompanying financial statements,

9

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

1.	BUSINESS HIGHLIGHT

1.1	Ownership structure

Unique Logistics International (Vietnam) Co., Ltd, is limited liability company with two or more members incorporated in Vietnam pursuant to the Business Registration Certificate No. 0310403753 on 11 October 2010 and the next amendments with the latest amendments registered on the 4,h amendment issued on 23 July 2020 issued by the Planning and Investment Department of Ho Chi Minh City regarding the changes of owners’ equity.

1.2	Scope of business activities

The scope of business activities is to provide forwarding services.

1.3	The principal activities

According to the first Business Registration Certificate dated 11 October 2010, the Company’s principal activities are to provide forwarding services.

In 2021, the main activities of the Company are to provide forwarding services.

1.4	Normal business cycle

The normal business cycle of the Company is not exceeding 12 months.

1.5	Statement of comparative presentation of information in the financial statements

The figures are presented in the financial statements for the financial year ended 31 December 2021 compared with the corresponding figures of previous year.

1.6	The number of employees

The number of the Company’s employees as at 31 December 2021 was 72 (as at 31 December 2020 the number of employees was 53).

2.	FINANCIAL YEAR, ACCOUNTING CURRENCY ACCOUNTING

2.1	Financial year

The Company’s financial year starts from 01 January and ends at 31 December annual,

2.2	Accounting currency

The Company maintains its accounting records in Viet Nam Dong (“VND’’).

3.	ACCOUNTING STANDARDS AND SYSTEM

3.1	Applicable Accounting Standards and System

The Company’s financial statements comply with Vietnamese Accounting Standards, Vietnamese Accounting System for enterprises in accordance with Circular 200/2014/TT-BTC on 22 December 2014 issued by the Ministry of Finance regarding the accounting system and the Circulars giving the guidance on preparation and presentation of financial statements.

10

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

3.2	Statement of compliance with the Vietnamese Accounting Standards and Vietnamese Accounting System

Director ensures that the Company complied with the Vietnamese Accounting Standards and Vietnamese Accounting System for enterprise in accordance with Circular 200/2014-BTC and the Circulars giving the guidance on the preparation and presentation of financial statements.

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

4.1	Basis of preparation

The financial statements are prepared on the accrual basis (except for information relating to cash flows).

4.2	Foreign currency transactions

Transactions in currencies other than VND during the year have been translated into VND at exchange rates ruling at the date of the transaction.

Exchange differences arising from transactions in foreign currencies are recognized in the financial income or financial expense. Exchange differences arising from revaluation of monetary items denominated in foreign currencies at the balance sheet date after offsetting the differences is recognized in the financial income or financial expense.

Monetary assets and liabilities denominated in currencies other than VND are translated into VND at actual rates of exchange ruling at the balance sheet date. The actual rates of exchange applied to retranslate monetary items denominated in foreign currency at reporting date are determined as follows:

●	For foreign currency accounts in banks: purchasing foreign exchange rate of the bank where the Company opened the foreign currency account as at 31 December 2021.
●	For cash and monetary assets: the foreign currency buying rate at the reporting date quoted by HSBC Bank as at 31 December 2021,
●	For monetary liabilities: the foreign currency selling rate at reporting date quoted by HSBC Bank as at 31 December 2021.

4.3	Cash and cash equivalents

Cash comprises cash on hand and cash in banks. Cash equivalents are short-term highly liquid investments with an original maturity of less than three months since the investment date that are readily convertible into known amounts of cash and that are subject to an insignificant risk of change in value at reporting date.

4.4	Receivables

Trade and other receivables are presented at cost less provision for doubtful debts.

The classification of receivables is trade receivables and other receivables, which is complied with the following principles:

●	Trade receivables reflect the nature of the receivables arising from commercial transactions with purchase – sale between the Company and an independent purchaser.
●	Other receivables reflect the nature of the receivables arising from non-commercial transactions, and to be related to the purchase – sale transactions.

11

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

The provision for doubtful debts presents the estimated loss due to non-payment arising on receivables that were outstanding at the balance sheet date, Increases and decreases to the provision balance are recognised as general and administration expense in the income statement

4.5	Long-term prepaid expenses

Prepaid expenses are used to record expenses actually incurred but they are related to operation of many accounting periods, Prepaid expenses mainiy include office equipment and other expenses. They are amortised to the income statement over the period for which the amount are paid or the period in which economic benefit are generated in relation to these expenses less than 3 years.

4.6	Intangible fixed assets

Intangible fixed assets determined at the initial costs less amortization.

The initial cost of an intangible fixed asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Costs relating to intangible assets incurred after initial recognition are recognized to the income statement, except for costs which are related to the specific intangible assets and increase benefits economic from these assets.

When assets are sold or liquidated, their cost and accumulated amortisation are removed from the balance sheet and any gain or loss resulting from their disposal is included in the income statement

Intangible assets are depreciated on a straight-line over the estimated useful life of these assets as follows:

Software	3 years

4.7	Payables and accruals

Accounts payable and accrued expenses are recognized for amounts to be paid in the future, which related to receive the goods and services. Accrued expenses are recorded based on reasonable estimates payment.

The classification of liabilities is payable to suppliers, accrued expenses, internal payables and other payables, which complied with the following principles:

●	Trade payables reflect the nature of the payables arising from commercial transactions with purchase of goods, services, property between the Company and an independent seller.
●	Accrued expenses reflect the payables for goods and services received from the seller or provided with the purchaser but have not been paid until having invoices or having insufficient billing records, accounting records, and payables to employees including salary, production costs, and sales must accruals. Any difference between accrued account and actual expenses shall be recognised.
●	Other payables reflect the nature of the payables of non-commercial, not related to the purchase, sale, rendering of service transactions.

12

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

4.8	Revenue and income

Revenue from rendering of services

The revenue of transaction related to the services is recorded when the result of the transaction can be measured reliably. In case that the services are to be provided in many accounting periods, the determination of sales in each period is done on the basis of the service completion rate as of the balance sheet date. Revenue is recognized upon completion of services provided when satisfy all four conditions:

● Revenue can be measured reliably;

● It is possible to obtain economic benefits from the service provision transaction;

● The work volume finished on the date of making the accounting balance sheet can be determined;

● The costs incurred from the service provision transaction and the costs of its completion can be determined.

Interest income

Interest is recognised on an accrual basis, are determined on the balance of cash in bank and the actual interest rate unless uncollectible is in doubt.

4.9	Corporate income tax (“CIT”)

Corporate income tax for the year comprises current and deferred tax, income tax is recognised in the income statement except to the extent that it relates to items recognised directly to equity, in which case it is recognised in equity.

Current corporate Income tax

Current tax is the expected tax payable on the taxable income for the year, using tax rate enacted or substantively enacted at the balance sheet date, and any adjustment to tax payable in respect of previous year.

Deferred tax

Deferred tax is provided using the balance sheet liability method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amounts of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amounts of assets and liabilities using tax rates enacted or substantively enacted at the balance sheet date.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the asset can be utilised. Deferred tax assets are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

According to Circular No, 78/2014/ TT-BTC on 18 June 2014 issued by the Ministry of Finance, the Company is obligated to pay corporate income tax at the rate of 20% tax rate on taxable income from 01 January 2016.

Tax returns of the Company are subjected to examination by the Tax Authorities. Because the application of tax laws and regulations on taxes on many types of transactions is susceptible to varying interpretations, amounts reported in the financial statements could be changed at a later date upon final determination by the tax authorities.

4.10	Related parties

Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions, Parties are also considered to be related if they are subject to common control or common significant influence by the same third party.

13

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

The following parties are known as the Company’s related parties:

Company	Relationship

Unique Logistics Holdings Limited	Parent Company
Green Trident Logistics (Hangzhou) Ltd.	Inter-company
PT. Unique Logistics international Indonesia	Inter-company
Shenzhen Unique Logistics International Limited	Inter-company
TGF Unique Limited	Inter-company
ULI (North & East China) Company Limited	Inter-company
ULI (South China) Limited	Inter-company
ULI International Company Limited	Inter-company
Unique Freight Solutions (Thailand) Co., Ltd.	Inter-company
Unique International Logistics (M) Sdn. Bhd.	Inter-company
Unique Logistics (Korea) Co., Ltd.	Inter-company
Unique Logistics International (BOS), Inc.	Inter-company
Unique Logistics International (H.K.) Limited	Inter-company
Unique Logistics International (India) Private Limited	Inter-company
Unique Logistics International (NYC), LLC	Inter-company
Unique Logistics International (SIN) Pte, Ltd,	Inter-company
Unique Logistics International (South China) Limited	Inter-company
Uniquorn International Logistics (Shenzhen) Co., Ltd.	Inter-company

5.	ADDITIONAL INFORMATION TO ITEMS IN THE BALANCE SHEET

5.1	Cash and cash equivalents

	31/12/2021	01/01/2021
	VND	VND

Cash on hand
+ VND	125,432,574	381,332,742
Cash in bank
+ VND	27,705,054,578	8,905,146,679
+ USD	3,947,265,091	2,595,642,660
	31,777,752,243	11,882,122,081

Details of cash balance in foreign currencies as at 31 December 2021 are as follow:

		Equivalent to
	Original amount	VND

Cash in bank - USD	173,888.33	3,947,265,091
	173,888.33	3,947,265,091

14

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

5.2	Short-term trade receivables

	31/12/2021	01/01/2021
	VND	VND

Trade receivables - Related parties
Green Trident Logistics (Hangzhou) Ltd.	1,231,467	206,907
TGF Unique Limited	18,091,488	-
ULI (North & East China) Company Limited	564,356,000	60,000,177
ULI International Company Limited	585,384	143,329
Unique International Logistics (M) Sdn. Bhd,	-	2,612,680
Unique Logistics (Korea) Co., Ltd.	52,043,120	170,051,200
Unique Logistics International (South China)Limited	191,520	-
Unique Logistics International (BOS), Inc.	56,420,000	-
Unique Logistics International (H.K,) Limited	4,093,204	9,390,263
Unique Logistics International (India) Private Limited	-	30,477,494
Unique Logistics International (NYC), LLC	335,560,070,212	162,223,786,148
PT. Unique Logistics International Indonesia	33,516,000
Unique Logistics International (SIN) Pte. Ltd.	-	5,951,040
Uniquorn International Logistics (Shenzhen) Co.,Ltd.	2,286,000	-
Trade receivables – Other organizations and individuals
Fond Express Int’l (SFO) Inc.	8,880,722,529	6,778,049
Hansae Co. Ltd.	5,238,599,946	1,204,164,365
NNR Global Logistics France	-	4,797,189,900
Yakjin Trading Corporation	33,231,825	1,442,219,780
Air Sea America, INC	4,707,327,880	-
LGX Logistics GMBH & CO. KG	5,325,368,963	-
UNIK Freight International Inc,	4,219,325,644	-
SAE-A Trading Co., Ltd	5,463,371,322	279,960,897
Others	12,201,179,730	5,142,592,095
	382,362,012,234	175,375,524,324

As at 31 December 2021, the balances of trade receivables in foreign currency are:

	Foreign currency	Equivalent VND

Account receivables - USD	16,474,422.23	381,931,600,931
		381,931,606,931

5.3	Other receivables

5.3.1	Other short-term receivables

		31/12/2021		01/01/2021
	Amount	Provision	Amount	Provision
	VND	VND	VND	VND

Other short-term receivables - Related parties
Unique Logistics International (H.K.) Limited – Receipt and payment on behalf	62,048,128,925	-	-	-
Other short-term receivables - Third parties
Other receivables	10,000,000	-	-	-
	62,058,128,925	-	-	-

15

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

5.3.2	Other long-term receivables

		31/12/2021		01/01/2021
	Amount	Provision	Amount	Provision
	VND	VND	VND	VND

Long-term deposit – Third parties
Deposit for office rental	304,636,250	-	276,112,250	-
Warehouse rental deposit	701,300,000	-	301,300,000	-
Export service deposit	347,000,000	-	227,000,000	-
Others	36,650,000	-	36,650,000	-
	1,389,586,250	-	841,062,250	-

5.4	Prepaid expenses

5.4.1	Short-term prepaid expenses

	31/12/2021	01/01/2021
	VND	VND

Tools and equipment	10,127,438	22,175,449
Other expenses	160,797,983	241,591,012
	170,925,421	263,766,461

5.4.2	Long-term prepaid expenses

	31/12/2021	01/01/2021
	VND	VND

Tools and supplies	260,489,314	277,523,271
Other expenses	23,180,000	16,585,828
	283,669,314	294,109,099

5.5	Tangible fixed assets

	Office equipment	Total
	VND	VND

Cost	-	-
As at 01/01/2021	46,036,364	46,036,364
Increasing in year	46,036,364	46,036,364
As at 31/12/2021
Accumulated depreciation
As at 01/01/2021	-	-
Depreciation in year	1,278,788	1,278,788
As at 31/12/2021	1,278,788	1,278,788
Net book value
As at 01/01/2021	-	-
As at 31/12/2021	44,757,576	44,757,576

5.6	Intangible fixed assets

The cost of intangible fixed assets (accounting software) which was fully depreciated but is stilt in use is VND 136,500,000.

16

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

5.7	Short-term trade payables

	31/12/2021	01/01/2021
	VND	VND

Account payables - related parties
PT. Unique Logistics International Indonesia	596,134	1,820,782
Shenzhen Unique Logistics International Limited	42,314,646	22,654,130
TGF Unique Limited	11,677,720	61,350,333
ULI (North & East China) Co. Ltd.	2,001,182,634	205,307,832
ULI (South China) Limited	12,410,100	8,362,800
ULI International Company Limited	-	116,150
Unique International Logistics (M) Sdn. Bhd,	47,093,644	14,532,238
Unique Logistics (Korea) Co., Ltd.	69,636,512	2,758,795
Unique Logistics Holdings Limited	2,525,794,130	808,719,785
Unique Logistics International (H.K.) Limited	258,054,461	528,183,748
Unique Logistics International (NYC), LLC	86,472,682,053	54,160,926
Unique Logistics International (SIN) Pte. Ltd.	829,606,905	176,837,486
Unique Logistics International (South China) Limited	228,000	116,350
Unique Logistics Inti (India) Ptv. Ltd.	-	1,021,460
Uniquorn International Logistics (Shenzhen) Co., Ltd.	48,527,100	26,631,550
Unique Freight Solutions (Thailand) Co., Ltd.	27,088,080	-
Account payables - third parties
Viettel Post Joint Stock Corporation	2,980,570	-
Viva Cargo International Logistics Company Limited	-	6,008,610,468
Hanlog Logistics Trading Company Limited	41,014,176,244	9,371,806,315
Harvest Global Forwarding (Viet Nam) Company Limited	-	5,537,254,870
Partners & Brothers Logistics Company Limited	-	6,198,677,967
Korean Airlines representative in Viet Nam at Ha Noi	1,358,894,649	8,763,316,819
Aviation Solutions Services Company Limited	-	1,835,457,988
Hapag-Lloyd (Viet Nam) Company Limited	947,368	1,998,205,510
Indochina Air Cargo Agency Company Limited	-	2,959,480,547
Prime Cargo Company Limited	-	1,275,870,733
Sea & Air Freight International (SAFI)	7,756,106,997	11,928,678,804
Globe Air Cargo	4,707,946,235	-
Ngoc Quang Service - Production - Trade Co., Ltd	16,980,637,722	-
Trust Cargo Service Co., Ltd,	13,257,896,596	-
Universal Air Logistics Service Hanoi Vietnam Co, Ltd	4,783,120,625	-
Other suppliers	20,301,996,282	7,221,329,482
	202,511,595,407	65,011,263,868

As at 31 December 2021, the balances of trade payables in foreign currency are as following:

	Foreign currency	Equivalent VND

Account payables – USD	4,200,292.55	96,745,994,383
Account payables – GBP	361.67	11,677,720
Account payables – EUR	1,080.00	28,205,280
		96,785,877,383

17

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

5.8	Taxes and obligation payable to the State

	01/01/2021	Incurring in year		31/12/2021
	Payable	Increase	Paid/Deducted	Payable
	VND	VND	VND	VND

VAT payables	-	1,485,247,262	(1,485,247,262)	-
Corporate income tax	14,229,472,020	42,550,262,649	(7,313,639,385)	49,466,095,284
Personal income tax	242,560,907	2,279,155,273	(2,197,424,908)	324,291,272
License tax	-	3,000,000	(3,000,000)	-
	14,472,032,927	46,317,665,184	(10,999,311,555)	49,790,386,556

5.9	Payables to employees

	31/12/2021	01/01/2021
	VND	VND

Salary for seasonal staff	-	96,850,000
Bonus for employees	36,209,054,841	5,062,929,101
	36,209,054,841	5,159,779,101

5,10	Accrued expenses

5.10.1	Short-term accrued expenses

	31/12/2021	01/01/2021
	VND	VND

Year-end party	300,000,000	200,000,000
Interest expenses	39,976,340	206,009,948
Corporation fee	6,409,135,995	1,682,926,389
Others	820,837,286	197,104,267
	7,569,949,621	2,286,040,604

5.10.2	Long-term accrued expenses

	31/12/2021	01/01/2021
	VND	VND

Interest expenses	125,051,177	56,016,177
	125,051,177	56,016,177

5.11	Other short-term payables

	31/12/2021	01/01/2021
	VND	VND

Other payables – Related parties
Unique Logistics International (H.K.) Limited – Paying on behalf	-	15,021,127,448
Unique Logistics Holdings Limited – Dividend	-	6,332,470,090
Mr Tran Duy Hoa – Dividend	-	1,775,262,855
Other payables – Third parties
Other payables	-	604,008,914
	-	23,732,869,307

18

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

5.12	Loans and finance lease

5.12.1	Short-term loans and finance lease

	Amount	31/12/2021 Payment capacity	Amount	01/01/2021 Payment capacity
	VND	VND	VND	VND
Short-term loan from third parties
HSBC (Viet Nam) bank (a)	7,692,215,775	7,692,215,775	26,378,263,545	26,378,263,545
	7,692,215,775	7,692,215,775	26,378,263,545	26,378,263,545

(a)	This is a short-term loan of HSBC (Viet Nam) Bank according to General Facility No. VNM 153657 dated 18 September 2018 and Amendment agreement – No. 2 No. VNM 160251 dated 14 October 2020 with an amount of VND 45,500,000,000, interest rate specify in each accommodation letter. Loan duration is 90 days for each loan. The Company uses these loans to carry out the investment projects in the forwarding industry. This loan is guaranteed by Company Guarantee from Unique Logistics Holdings Limted with the value of USD 1,000,000,00 and by a Hold Cover Guarantee from HSBC bank – Singapore branch with the value of USD 1,000,000,00.

Details of short-term loans are as follows:

	01/01/2021	Receipt	Payment	31/12/2021
	VND	VND	VND	VND

Third parties	26,378,263,545	7,692,215,775	(26,378,263,545)	7,692,215,775
HSBC Bank (Viet Nam)	26,378,263,545	7,692,215,775	(26,378,263,545)	7,692,215,775

5.12.2	Long-term loans and finance lease

		31/12/2021		01/01/2021
		Payment		Payment
	Amount	capacity	Amount	capacity
	VND	VND	VND	VND

Long-term loan from related parties
Unique Logistics Holdings
Limited (1)	1,555,840,000	1,555,840,000	1,577,600,000	1,577,600,000
Mr. Tran Duy Hoa (2)	732,160,000	732,160,000	742,400,000	742,400,000
	2,288,000,000	2,288,000,000	2,320,000,000	2,320,000,000

(1)	Loans from the Parent Company according to Loan agreement No. 40605-002HK/293020 dated 22 January 2011, the appendix signed on 21 January 2020 with a total value of USD 68,000,00, its interest rate 3%/year. Loan term: up to 21 January 2023, the Company uses the loan to carry out the investment project in the forwarding industry.

(2)	This is a short-term loan according to the Agreement No. 2018-01-VJ dated 24 April 2018 and the appendix dated 24 April 2020 with an amount of VND 743,840,000 (equivalent to USD 32,000,00) from Mr. Tran Duy Hoa. The interest rate is 3% / year. Term of the loan up to 23 April 2023. The Company uses these loans to carry out the investment projects in the forwarding industry.

19

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

Details of short-term loans are as follows:

	01/01/2021	Receipt	Exchange difference	31/12/2021
	VND	VND	VND	VND

Related parties
Unique Logistics Holdings Limited	1,577,600,000	-	(21,760,000)	1,555,840,000
Mr. Tran Duy Hoa	742,400,000	-	(10,240,000)	732,160,000
	2,320,000,000	-	(32,000,000)	2,288,000,000

5.13	Owner’s equity

5,13.1	Increase/Decrease in owner’s equity

	Owners’ equity	Retained earnings	Total
	VND	VND	VND

Balance at 01/01/2020	3,320,000,000	26,959,073,254	30,279,073,254
Distributing in year	-	(17,423,483,721)	(17,423,483,721)
Profit for the year	-	36,341,631,568	36,341,631,568
Balance at 31/12/2020	3,320,000,000	45,877,221,101	49,197,221,101

Balance at 01/01/2021	3,320,000,000	45,877,221,101	49,197,221,101
Distributing in year	-	(44,080,930,136)	(44,080,930,136)
Other decreasing	-	(1,796,290,965)	(1,796,290,965)
Profit for the year	-	169,018,943,935	169,018,943,935
Balance at 31/12/2021	3,320,000,000	169,018,943,935	172,338,943,935

5.13.2	Details of owners’ capital

Up to 31 December 2021, the members has fully contributed the charter capital of VND 3,320,000,000 under the 3rd amended Business Registration Certificate dated 14 November 2018.

	Contributed capital as at 31/12/2021		Contributed capital as at 01/01/2021
	VND	Ratio	VND	Ratio

Unique Logistics Holdings Limited	2,257,600,000	68%	2,257,600,000	68%
Mr, Tran Duy Hoa	1,062,400,000	32%	1,062,400,000	32%
	3,320,000,000	100%	3,320,000,000	100%

5.14	Off balance sheet items

	31/12/2021	01/01/2021

USD	173,888.33	112,755,98

6.	ADDITIONAL INFORMATION FOR ITEMS SHOWN IN THE INCOME STATEMENT

6.1	Revenue from rendering of services

6.1.1	Revenue

	Year 2021	Year 2020
	VND	VND

Revenue from rendering of services	1,366,637,120,825	715,336,453,476
	1,366,637,120,825	715,336,453,476

20

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

6.1.2	Rendering of services due to related parties

	Year 2021	Year 2020
	VND	VND

Green Trident Logistics (Hangzhou) Ltd.	2,823,650	1,329,236
PT. Unique Logistics International Indonesia	34,200,000	-
Shenzhen Unique Logistics International Limited	57,422,491	31,371,250
TGF Unique Limited	18,091,488	-
ULI (North & East China) Co., Ltd.	4,031,690,454	129,022,759
ULI (South China) Limited	1,210,300	-
ULI International Company Limited	52,403,943	23,055,589
Unique International Logistics (M) Sdn. Bhd.	-	157,255,693
Unique Logistics (Korea) Co., Ltd.	1,145,788,407	1,029,869,861
Unique Logistics Holdings Limited	24,063,518	-
Unique Logistics International (ATL), LLC	-	331,570,894
Unique Logistics International (BOS), Inc.	120,949,467	556,415,545
Unique Logistics International (H.K.) Limited	298,208,555	95,077,536
Unique Logistics International (India) Private Limited	-	182,875,607
Unique Logistics International (LAX) Inc.	-	220,627,106
Unique Logistics International (NYC), LLC	828,124,283,731	496,185,210,361
Unique Logistics International (Shanghai) Co., Ltd.	-	1,504,218
Unique Logistics International (SIN) Pte. Ltd.	39,649,570	26,338,743
Unique Logistics International (South China) Limited	801,110	1,900,049
Uniquorn International Logistics (Shenzhen) Co., Ltd.	15,018,500	-
	833,966,605,084	498,973,424,447

6.2	Cost of sales

	Year 2021	Year 2020
	VND	VND

Cost of services	1,069,996,389,548	641,856,548,634
	1,069,996,389,548	641,856,548,634

6.3	Financial income

	Year 2021	Year 2020
	VND	VND

Term bank interest	15,910,433	7,294,907
Realized foreign exchange gains	1,418,268,976	424,244,512
	1,434,179,409	431,539,419

6.4	Financial expenses

	Year 2021	Year 2020
	VND	VND

Loan interest	325,302,218	700,477,594
Realized foreign exchange losses	10,126,892,326	3,795,831,126
Foreign exchange losses arising from revaluation of monetary items	952,451,471	681,623,602
	11,404,646,015	5,177,932,322

21

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

6.5	Selling expenses

	Year 2021	Year 2020
	VND	VND

Staff cost	5,550,887,255	6,532,549,240
Others	351,824,728	342,598,955
	5,902,711,983	6,875,148,195

6.6	General and administrative expenses

	Year 2021	Year 2020
	VND	VND

Salaries	52,432,054,715	10,303,471,040
Office supplies and stationery	322,442,968	199,926,224
Tax and fee expenses	3,000,000	3,000,000
Office rental	1,265,862,072	1,110,603,317
Corporation fees	11,416,633,274	2,543,790,451
Others	3,730,603,053	2,226,622,589
	69,170,596,082	16,387,413,621

6.7	Current corporate income tax expenses

	Year 2021	Year 2020
	VND	VND

Accounting net profit before tax	211,569,206,584	45,566,361,907
Adjustment to increase/(decrease) profit Exchange difference losses	1,182,106,661	557,289,786
Taxable income	212,751,313,245	46,123,651,693
Tax rate	20%	20%
Current corporate income tax expenses	42,550,262,649	9,224,730,339

6.8	Production cost according to factors

	Year 2021	Year 2020
	VND	VND

Office tools	322,442,968	199,926,224
Staff cost	57,982,941,970	16,836,020,280
Depreciation expense	1,278,788	-
External services rendered	1,086,529,971,752	647,927,683,754
Other expenses	296,701,485	155,480,192
	1,145,133,336,963	665,119,110,450

7	OTHER INFORMATION

7.1

Transactions and balances with key management members, the individuals involved with key management members

The key management members include members of the Management Board and Director. Individuals associated with key management members are close members in the family of key management members.

22

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

Transactions with key management members, the individuals involved with key management members

The Company had no incurred sales and services rendered transactions as well as other transactions with key management member and individuals related to key management members.

Liabilities to key management members and individuals related to key management members

Liabilities to key management members and individuals related to key management members are presented in the Notes in item 5.11 and 5.12.

The remuneration of the Board of Management and Director

	Year 2021	Year 2020
	VND	VND

Income	1,272,000,000	1,443,470,000
	1,272,000,000	1,443,470,000

7.2	Significant transactions with related parties during the year

The transactions with related parties are as follows:

Related parties	Transaction	Year 2021	Year 2020
		VND	VND

Green Trident Logistics (Hangzhou) Ltd.	Providing services	2,823,550	1,329,236

PT, Unique Logistics International Indonesia	Providing services	34,200,000	-
	Purchasing services	1,165,184	1,705,832

Shenzhen Unique Logistics International Limited	Providing services	57,422,491	31,371,250
	Purchasing services	363,081,642	273,431,053

TGF Unique Limited	Providing services	18,091,488	-
	Purchasing services	11,677,720	61,350,333

ULI (North & East China) Co., Ltd,	Providing services	4,031,690,454	129,022,759
	Purchasing services	5,966,206,138	405,109,184

ULI (South China) Limited	Providing services	1,210,300	-
	Purchasing services	127,528,950	80,323,748

ULI International Company Limited	Providing services	52,403,943	23,055,589
	Purchasing services	1,010,255	1,296,812
	Paying on behalf	-	2,458,922,903

Unique Freight Solutions (Thailand) Co., Ltd.	Purchasing services	50,802,203	35,687,879

Unique International Logistics (M) Sdn. Bhd.	Providing services	-	157,255,693
	Purchasing services	64,607,694	76,940,577
	Paying on behalf	-	4,183,060

Unique Logistics (Korea) Co., Ltd.	Providing services	1,145,788,407	1,029,869,861
	Purchasing services	195,367,884	79,359,138

23

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

Related parties	Transaction	Year 2021	Year 2020
		VND	VND

Unique Logistics Holdings Limited	Providing services	24,063,518	-
	Purchasing services	2,770,442,195	1,934,253,946
	Corporation fee	11,416,633,274	2,543,790,451
	Other paying	284,848,496	1,091,512,136
	Dividend	38,177,515,109	5,398,899,528

Unique Logistics International (ATL), LLC	Providing services	-	331,570,894

Unique Logistics International (BOS), Inc.	Providing services	120,949,467	556,415,545
	Purchasing services	-	24,440,861

Unique Logistics international (H.K.) Limited	Providing services	298,208,555	95,077,536
	Purchasing services	233,157,152	557,587,795
	Receiving on behalf	-	321,959,473,897
	Paying on behalf	7,853,990,937	356,424,877,920

Unique Logistics International (India) Private Limited	Providing services	-	182,875,607
	Purchasing services	14,360,440	356,464,958

Unique Logistics International (LAX) Inc,	Providing services	-	220,627,106
	Purchasing services	-	126,637,988

Unique Logistics International (NYC), LLC	Providing services	828,124,283,731	496,185,210,361
	Purchasing services	143,155,752,934	48,023,550,742

Unique Logistics international (Shanghai), Co., Ltd.	Providing services	-	1,504,218

Unique Logistics International (SIN) Pte. Ltd,	Providing services	39,649,570	26,338,743
	Purchasing services	839,288,463	551,869,794

Unique Logistics International (South China) Limited	Providing services	801,110	1,900,049
	Purchasing services	3,374,110	1,047,625

Uniquorn International Logistics (Shenzhen) Co., Ltd.	Providing services	15,018,500	-
	Purchasing services	240,376,425	88,146,200

Liability balances with related parties

The balances of receivable/ (payable) with the related parties are as follows:

Related parties		31/12/2021	01/01/2021
		VND	VND

Green Trident Logistics (Hangzhou) Ltd.	Account receivables (Note 5.2)	1,231,467	206,907

PT. Unique Logistics International Indonesia	Account receivables (Note 5.2)	33,516,000	-
	Account payables (Note 5,7)	(596,134)	(1,820,782)

Shenzhen Unique Logistics International Limited	Account payables (Note 5.7)	(42,314,646)	(22,654,130)

TGF Unique Limited	Account receivables (Note 5.2)	18,091,488	-
	Account payables (Note 5.7)	(11,677,720)	(61,350,333)

24

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

Related parties		31/12/2021	01/01/2021
		VND	VND

ULI (North & East China) Company Limited	Account receivables (Note 5.2)	564,356,000	60,000,177
	Account payables (Note 5.7)	(2,001,182,634)	(205,307,832)

ULI (South China) Limited	Account payables (Note 5.7)	(12,410,100)	(8,362,800)

ULI International Company Limited	Account receivables (Note 5.2)	585,384	143,329
	Account payables (Note 5.7)	-	(116,150)

Unique International Logistics (M) Sdn. Bhd.	Account receivables (Note 5,2)	-	2,612,680
	Account payables (Note 5.7)	(47,093,644)	(14,532,238)

Unique Logistics (Korea) Co., Ltd.	Account receivables (Note 5.2)	52,043,120	170,051,200
	Account payables (Note 5.7)	(69,636,512)	(2,758,795)

Unique Logistics Holdings Limited	Account payables (Note 5.7)	(2,525,794,130)	(808,719,785)
	Other short-term payables (Note 5.11)	-	(6,332,470,090)
	Long-term loans (Note 5.12.2)	(1,555,840,000)	(1,577,600,000)

Unique Freight Solutions (Thailand) Co., Ltd.	Account payables (Note 5.7)	(27,088,080)	-

Unique Logistics International (BOS), Inc.	Account receivables (Note 5.2)	56,420,000	-

Unique Logistics International (H.K.) Limited	Other short-term payables (Note 5.11)	-	(15,021,127,448)
	Account receivables (Note 5.2)	4,093,204	9,390,263
	Other receivables (Note 5.3.1)	62,048,128,925	-
	Account payables (Note 5.7)	(258,054,461)	(528,183,748)

Unique Logistics International (India) Private Limited	Account receivables (Note 5.2)	-	30,477,494
	Account payables (Note 5.7)	-	(1,021,460)

Unique Logistics International (NYC), LLC	Account receivables (Note 5.2)	335,560,070,212	162,223,786,148
	Account payables (Note 5.7)	(86,472,682,053)	(54,160,926)

Unique Logistics International (SIN) Pte, Ltd.	Account receivables (Note 5.2)	-	5,951,040
	Account payables (Note 5.7)	(829,606,905)	(176,837,486)

Unique Logistics International (South China) Limited	Account receivables (Note 5.2)	191,520	-
	Account payables (Note 5.7)	(228,000)	(116,350)

Uniquorn International Logistics (Shenzhen) Co., Ltd.	Account receivables (Note 5.2)	2,286,000	-
	Account payables (Note 5.7)	(48,527,100)	(26,631,550)

7.3	Events after the balance sheet date

There has been no significant event occurring after the balance sheet date which would require adjustments or disclosures to be made the notes to the financial statements.

25

UNIQUE LOGISTICS INTERNATIONAL (VIETNAM) CO., LTD.

No.181, Dien Bien Phu Street, Da Kao Ward, District 1, Ho Chi Minh City

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2021

7.4	Other information

Unique Logistics International (Vietnam) Co., has prepared other financial statements for the purpose of its tax finalization for the year ended 31 December 2021 in accordance with Vietnamese Accounting Standards, Vietnamese Accounting System and statutory requirement relevant to preparation and presentation of the financial statements.

/s/ LE THI NGOC AI	/s/ LE THI NGOC AI	/s/ TRAN DUY HOA
LE THI NGOC AI	LE THI NGOC AI	TRAN DUY HOA
Preparer	Chief Accountant	Director
Ho Chi Minh City, 15 March 2022